UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2021

INMED PHARMACEUTICALS INC.

(Exact Name of Company as Specified in Charter)

British Columbia	001-39685	98-1428279
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

InMed Pharmaceuticals Inc. Suite 310 - 815 W. Hastings Street, Vancouver, B.C. Canada	V6C 1B4
(Address of Principal Executive Offices)	(Zip Code)

Company’s telephone number, including area code: (604) 669-7207

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	INM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 10, 2021, InMed Pharmaceuticals Inc. (the “Company”) filed a Form 8-K (the “Original Form 8-K”). This Amendment to Form 8-K is being filed to correct a typographical error in the press release originally filed as Exhibit 99.1 to the Original Form 8-K. In connection with such clarification, the corrected content in the original press release is disclosed under Item 7.01 herein. Except as set forth herein, the remainder of the Original Form 8-K remains unchanged.

Item 7.01 Regulation FD Disclosure.

On November 10, 2021, InMed Pharmaceuticals Inc. announced financial results for the first quarter of fiscal year 2022 which ended September 30, 2021. The below paragraphs restate the original paragraphs under the subtitle “INM-088 for the treatment of glaucoma” in their entirety, with a correction in the third paragraph replacing the word “fiscal” with “calendar”.

“INM-088 for the treatment of glaucoma

On August 17, 2021, InMed presented preclinical data at the H.C. Wainwright Ophthalmology Conference demonstrating that cannabinol (“CBN”) was effective at providing neuroprotection to the retina ganglion cells and reducing intraocular pressure in glaucoma models. InMed has continued to develop a larger scale drug product manufacturing process, completed dose-ranging studies and conducted topline clinical study design work with its clinical research organization.

Data from preclinical studies of INM-088 show the effectiveness of cannabinol at reducing cell death in retinal ganglion cells, an indication of potential neuroprotection which may lead to extended retention of vision in glaucoma and other ocular diseases.

We continue to work towards completing our preclinical studies of our glaucoma program in preparation for human clinical trials and estimate to file regulatory applications in the second half of calendar year 2022 seeking to initiate human clinical testing with INM-088.”

The information set forth in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information set forth in this Item 7.01 shall not be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

The following exhibit shall be deemed to be furnished, and not filed:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INMED PHARMACEUTICALS INC.

Date: November 16, 2021	By:	/s/ Bruce Colwill
Bruce Colwill
Chief Financial Officer

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